Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

of

CORE & MAIN, INC.

Dated as of [•], 2021

i

TABLE OF CONTENTS

(continued)

Exhibit A Joinder Agreement

ii

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of [•], 2021, by and among Core & Main, Inc., a Delaware corporation (and any successor in interest thereto, the “Company”), CD&R Waterworks Holdings, L.P., a Cayman Islands exempted limited partnership, CD&R Fund X Advisor Waterworks B, L.P., a Cayman Islands exempted limited partnership, CD&R Fund X Waterworks B1, L.P., a Cayman Islands exempted limited partnership, and CD&R Fund X-A Waterworks B, L.P., a Cayman Islands exempted limited partnership (in each case together with any successor in interest thereto, the “CD&R Investors”), any Person who executes a Joinder Agreement in the form of Exhibit A hereto and any Person who becomes a party hereto pursuant to Section 9(d). Capitalized terms used herein shall have the meaning assigned to such terms in the text of this Agreement or in Section 1.

WHEREAS, the Company intends to undertake an underwritten initial public offering (the “IPO”) of its Class A common stock, par value $0.01 per share (“Class A Common Stock”); and

WHEREAS, in connection with the IPO, the Company desires to provide to the Holders rights to registration under the Securities Act of Registrable Securities, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the Parties hereto agree as follows:

AGREEMENT

1. Definitions. As used in this Agreement, the following capitalized terms shall have the following respective meanings:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.

“Agreement” has the meaning given to such term in the Preamble, as the same may be amended, supplemented or restated from time to time.

“Automatic Shelf Registration Statement” has the meaning given to such term in Section 3(f)(iii).

“beneficial owner” or “beneficially own” has the meaning given such term in Rule 13d-3 under the Exchange Act and a Person’s beneficial ownership of Equity Securities or other voting securities of the Company shall be calculated in accordance with the provisions of such Rule.

“Block Sale” means the sale of Equity Securities to one or several purchasers in a registered transaction by means of a bought deal, a block trade or a direct sale.

“Board” means the Board of Directors of the Company.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York City.

“CD&R Investors” has the meaning given to such term in the Preamble.

“Charitable Gifting Event” means any transfer by a Holder of Registrable Securities, or any subsequent transfer by such Holder’s members, partners or other employees, in connection with a bona fide gift to any Charitable Organization made in connection with sales of Registrable Securities by a Holder pursuant to an effective registration statement.

“Charitable Organization” means a charitable organization as described by Section 501(c)(3) of the Internal Revenue Code of 1986, as in effect from time to time.

“Class A Common Stock” has the meaning given to such term in the Recitals.

“Class B Common Stock” means the Class B common stock, par value $0.01 per share, of the Company.

“Company” has the meaning given to such term in the Preamble.

“control” (including the terms “controlling,” “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

“Covered Person” has the meaning given to such term in Section 5(a).

“Demand Follow-Up Notice” has the meaning given to such term in Section 3(a).

“Demand Notice” has the meaning given to such term in Section 3(a).

“Demand Registration” has the meaning given to such term in Section 3(a).

“Equity Securities” means (a) any and all shares of Class A Common Stock or other equity securities of the Company (now owned or hereafter acquired), including any Class A Common Stock issued or issuable (i) upon the exchange of any other securities of the Company or any of its subsidiaries (including, for the avoidance of doubt, any shares of Class A Common Stock issued or issuable upon exchange of any Paired Interest pursuant to the Exchange Agreement) and (ii) in connection with the Reorganization Transactions, and (b) any securities of the Company convertible into, or exchangeable or exercisable for, such shares, and options, warrants or other rights to acquire such shares or other equity securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“Exchange Agreement” means the Exchange Agreement, dated as of [•], 2021 (as amended and in effect from time to time), by and among the Company, Core & Main Holdings, LP, CD&R Waterworks Holdings, L.P. and Core & Main Management Feeder, LLC.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” has the meaning given to such term in Section 4(a).

“Holdback Period” means, with respect to a registered offering covered by this Agreement, 90 calendar days after and during the 10 calendar days before the effective date of the related Registration Statement or, in the case of a takedown from a Shelf Registration Statement, 90 calendar days after the date of the Prospectus supplement filed with the SEC in connection with such takedown and during such prior period (not to exceed 10 calendar days) as the Company has given reasonable written notice to the Holders, or such shorter period as may be agreed to by the managing underwriter(s).

“Holder” means any of (i) the CD&R Investors, (ii) any other Person entitled to incidental or piggyback registration rights hereunder upon entering into a joinder agreement substantially in the form of Exhibit A hereto or (iii) any direct or indirect transferee of a Holder who has acquired Registrable Securities from a Holder and who has entered into a joinder agreement substantially in the form of Exhibit A hereto, in each case so long as such Person continues to hold any Registrable Securities.

“Indemnified Party” has the meaning given to such term in Section 5(c).

“Indemnifying Party” has the meaning given to such term in Section 5(c).

“Indemnitors” has the meaning given to such term in Section 5(h).

“IPO” has the meaning given to such term in the Recitals.

“Losses” has the meaning given to such term in Section 5(a).

“Paired Interest” has the meaning given to such term in the Exchange Agreement.

“Parties” means the parties to this Agreement.

“Person” means any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization, government or any department or agency thereof or any other entity.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, relating to Registrable Securities, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Registrable Securities” means (a) any Equity Securities held by a Holder and (b) to the extent held, or to be held, by a Holder, any other equity securities or equity interests issued or issuable, directly or indirectly, with respect to the securities described in clause (a) by way of conversion or exchange thereof or stock dividends, stock splits or in connection with a combination of shares, reclassification, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) they are disposed of pursuant to an effective Registration Statement under the Securities Act, (ii) they are sold to the public pursuant to Rule 144 or Rule 145 (or other exemption from registration under the Securities Act), (iii) other than with respect to Equity Securities held by the CD&R Investors or their Affiliates who are Holders, they are able to be sold by their Holder in a single day pursuant to, and in accordance with, Rule 144 and are held by a Holder that beneficially owns Equity Securities representing no more than 3% of the aggregate voting power of the outstanding shares of Class A Common Stock and Class B Common Stock, (iv) they shall have ceased to be outstanding, or (v) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities.

“Registration Statement” means any registration statement of the Company filed with the SEC under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including any Prospectus, Free Writing Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Reorganization Transactions” means the reorganization transactions taken in connection with the IPO, as described under the caption “The Reorganization Transactions” in the preliminary prospectus, dated [•], 2021, relating to the Class A Common Stock to be issued and sold in connection with the IPO, filed as part of Company’s registration statement on Form S-1 (Registration No. 333-[•]).

“Rule 144” means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 145” means Rule 145 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 158” means Rule 158 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 405” means Rule 405 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 415” means Rule 415 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 424” means Rule 424 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 433” means Rule 433 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 430A” means Rule 430A under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 430B” means Rule 430B under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“SEC” means the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“Shelf Registration Statement” has the meaning given to such term in Section 3(f)(i).

“Shelf Underwritten Offering” has the meaning given to such term in Section 3(g).

“Short-Form Registration” has the meaning given to such term in Section 3(f)(i).

“Subsidiary” means (i) any corporation of which a majority of the securities entitled to vote generally in the election of directors thereof, at the time as of which any determination is being made, are owned by another entity, either directly or indirectly and (ii) any joint venture, general or limited partnership, limited liability company or other legal entity in which an entity is the record or beneficial owner, directly or indirectly, of a majority of the voting interests or the general partner.

“Take-Down Notice” has the meaning given to such term in Section 3(g).

“WKSI” has the meaning given to such term in Section 3(f)(iii).

2. Incidental Registrations.

(a) Right to Include Registrable Securities. If the Company determines to register its Equity Securities under the Securities Act (other than pursuant to an Automatic Shelf Registration Statement filed to effect a Block Sale in accordance with Section 3(f)(iii), a Registration Statement filed by the Company on Form S-4 or Form S-8, or any successor or other forms promulgated for similar purposes, or filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it shall, at each such time, give prompt written notice to all Holders of its intention to do so and of such Holders’ rights under this Section 2. Upon the written request of any such Holder made within five calendar days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method or methods of disposition thereof), the Company shall use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent required to permit the disposition of the Registrable Securities so to be registered; provided that (x) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the expenses in connection therewith) without prejudice to the rights of the Holders to request that such registration be effected as a registration under Section 3, and (y) if such registration involves an underwritten offering, all Holders requesting to be included in the Company’s registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings. If a registration requested pursuant to this Section 2(a) involves an underwritten public offering, any Holder requesting to be included in such registration may elect, in writing at least two Business Days prior to the effective date of the Registration Statement filed in connection with such registration, to withdraw its request to register such securities in connection with such registration. The Company shall not be required to maintain the effectiveness of the Registration Statement for a registration requested pursuant to this Section 2(a) beyond the earlier to occur of (i) 180 calendar days after the effective date thereof and (ii) consummation of the distribution by the holders of the Registrable Securities included in such Registration Statement. Any Holder who has elected to sell Registrable Securities in an offering pursuant to this Section 2 shall be permitted to withdraw from such registration by written notice to the Company if the price to the public at which the Registrable Securities are proposed to be sold will be less than 90% of the average closing price of the class of stock being sold in the offering during the ten trading days preceding the date on which the Demand Notice of such offering was given pursuant to this Section 2(a).

(b) Priority in Incidental Registrations. The Company shall use reasonable efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit Holders who have requested to include Registrable Securities in such offering to include in such offering all Registrable Securities so requested to be included on the same terms and conditions as any other Equity Securities, if any, of the Company included in the offering. Notwithstanding the foregoing, if the managing underwriter(s) of such underwritten offering have informed the Company that in its (or their) good-faith opinion the total number or dollar amount of securities that are intended to be included in such offering is such as to adversely affect the success of such offering (including, without limitation, adversely affect the per-share offering price), then the amount of securities to be offered for the account of Holders (other than the Company) shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended in the good-faith opinion of such managing underwriter(s) by first reducing, or eliminating if necessary, all securities of the Company requested to be included by the Holders (other than the CD&R Investors and their Affiliates that are Holders) requesting such registration pro rata among such Holders on the basis of the percentage of the Registrable Securities requested to be included in such registration by such Holders; second, by reducing, or eliminating if necessary, all securities of the Company requested to be included by the CD&R Investors or their Affiliates that are Holders, pro rata among such Holders on the basis of the percentage of Registrable Securities requested to be included in such registration by such Holders; and third, by reducing all securities of the Company requested to be included by the Company.

3. Registration on Request.

(a) Request by the Demand Party. Subject to Section 3(d), at any time, each of the CD&R Investors and their Affiliates that are Holders shall have the right to require the Company to register, pursuant to the terms of this Agreement, under and in accordance with the provisions of the Securities Act, the number of Registrable Securities of such Holder requested to be so registered pursuant to this Agreement, in each case by delivering written notice to the Company (any such written notice, a “Demand Notice” and any such registration, a “Demand Registration”). Subject to Section 3(d), following receipt of a Demand Notice for a Demand Registration in accordance with this Section 3(a), the Company shall use its reasonable best efforts to file a Registration Statement as promptly as practicable, but no later than 30 calendar days, and to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof.

No Demand Registration shall be deemed to have occurred for purposes of the first sentence of the preceding paragraph if (x) the Registration Statement relating thereto (A) does not become effective, (B) is not maintained effective for the period required pursuant to this Section 3, or (C) the offering of the Registrable Securities pursuant to such Registration Statement is subject to a stop order, injunction or similar order or requirement of the SEC during such period, (y) more than 80% of the Registrable Securities requested by the demanding Holder to be included in such registration are not so included pursuant to Section 3(b) or (z) the conditions to closing specified in any underwriting agreement, purchase agreement or similar agreement entered into in connection with the registration relating to such request are not satisfied (other than as a result of a material default or breach thereunder by such demanding Holder or its Affiliates) or otherwise waived by such demanding Holder; provided that the Company’s obligation to pay expenses pursuant to Section 6 hereof shall still apply.

Within two calendar days after receipt by the Company of a Demand Notice in accordance with this Section 3(a), the Company shall give written notice (the “Demand Follow-Up Notice”) of such Demand Notice to all other Holders and shall, subject to the provisions of Section 3(b) hereof, include in such registration all Registrable Securities with respect to which the Company received written requests for inclusion therein within five calendar days after such Demand Follow-Up Notice is given by the Company to such Holders.

All requests made pursuant to this Section 3 shall specify the number of Registrable Securities to be registered and the intended method or methods of disposition thereof.

The Company shall be required to maintain the effectiveness of the Registration Statement with respect to any Demand Registration for a period of at least 180 calendar days after the effective date thereof or such shorter period during which all Registrable Securities included in such Registration Statement have actually been sold; provided that such period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such Registration Statement at the request of the Company or an underwriter pursuant to the provisions of this Agreement.

(b) Priority on Demand Registration. If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriter(s) advise the Holders of such securities that in its (or their) good-faith opinion the total number or dollar amount of Registrable Securities proposed to be sold in such offering (including, without limitation, securities proposed to be included by other Holders entitled to include securities in such Registration Statement pursuant to incidental or piggyback registration rights) is such as to adversely affect the success of such offering, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities that in the good faith opinion of such managing underwriter(s) can be sold without adversely affecting such offering, and such number of Registrable Securities shall be allocated as follows, unless the underwriters require a different allocation:

(i) first, to the CD&R Investors and their Affiliates that are Holders requesting such registration (whether pursuant to a Demand Notice or pursuant to incidental or piggyback registration rights), pro rata on the basis of the percentage of Registrable Securities owned by each such Holder relative to the number of Registrable Securities owned by the CD&R Investors and their Affiliates that are Holders, until, with respect to each such Holder, all Registrable Securities requested for registration by such Holders have been included in such registration;

(ii) second, among the Holders (other than the CD&R Investors and their Affiliates that are Holders) requesting such registration pursuant to incidental or piggyback registration rights pro rata, with respect to the Holders, on the basis of the percentage of Registrable Securities owned by each such Holder relative to the number of Registrable Securities owned by all such Holders, until, with respect to each such Holder, all Registrable Securities requested for registration by such Holders have been included in such registration; and

(iii) third, the securities for which inclusion in such Demand Registration was requested by the Company.

(c) Cancellation of a Demand Registration. Each Holder that submitted a Demand Notice pursuant to a particular offering and the holders of a majority of the Registrable Securities that are to be registered in a particular offering pursuant to this Section 3 shall have the right, prior to the effectiveness of the Registration Statement, to notify the Company that it or they, as the case may be, have determined that the Registration Statement be abandoned or withdrawn, in which event the Company shall abandon or withdraw such Registration Statement. Any Holder who has elected to sell Registrable Securities in an underwritten offering pursuant to this Section 3 (including the Holder who delivered the Demand Notice of such registration) shall be permitted to withdraw from such registration by written notice to the Company if the price to the public at which the Registrable Securities are proposed to be sold will be less than 90% of the average closing price of the class of stock being sold in the offering during the ten trading days preceding the date on which the Demand Notice of such offering was given pursuant to Section 3(a).

(d) Limitations on Demand Registrations. The CD&R Investors and their Affiliates that are Holders shall, collectively, be entitled to initiate an unlimited number of Demand Registrations.

(e) Postponements in Requested Registrations. If the filing, initial effectiveness or continued use of a Registration Statement, including a Shelf Registration Statement, with respect to a Demand Registration would require the Company to make a public disclosure of material, non-public information, which disclosure in the good-faith judgment of the Board (after consultation with external legal counsel) (i) would be required to be made in any Registration Statement so that such Registration Statement would not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement and (iii) would reasonably be expected to have a material adverse effect on the Company or its business or on the Company’s ability to effect a bona fide material proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction, then the Company may, upon giving prompt written notice of such action to the Holders participating in such registration, delay the filing or initial effectiveness (but not the preparation) of, or suspend use of, such Registration Statement; provided that the Company shall not be permitted to so delay or suspend (x) more than once in any six-month period or (y) for any single period of time in excess of 45 calendar days, or, for periods exceeding, in the aggregate, 60 calendar days during any 12-month period. In the event that the Company exercises its rights under the preceding sentence, such Holders agree to suspend, promptly upon receipt of the notice referred to above, the use of any Prospectus relating to such registration in connection with any sale or offer to sell Registrable Securities. The Company covenants and agrees that it shall not deliver a suspension notice with respect to a suspension period unless all of the Company’s employees, associates, officers and directors who are subject to any of the Company’s policies on trading in securities, and who are prohibited by the terms thereof from effecting any public sales of securities of the Company beneficially owned by them, are so prohibited for the duration of the suspension period. If the Company so postpones the filing of a Prospectus or the effectiveness of a Registration Statement, the demanding Holder shall be entitled to withdraw such request and, if such request is withdrawn, such registration request shall not count for the purposes of the limitations set forth in Section 3(d). The Company shall promptly give the Holders requesting registration thereof pursuant to this Section 3 written notice of any postponement made in accordance with the preceding sentence.

(f) Short-Form Registrations.

(i) The Company shall use its reasonable best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms or any similar short-form registration (a “Short-Form Registration”), and, if requested by any of the CD&R Investors and their Affiliates that are Holders and available to the Company, such Short-Form Registration shall be a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis of, the Registrable Securities, pursuant to Rule 415 or otherwise (a “Shelf Registration Statement”). At any time and from time to time, the CD&R Investors and their Affiliates that are Holders shall be entitled to request an unlimited number of Short-Form Registrations, if available to the Company, with respect to the Registrable Securities held by such requesting Holder and its Affiliates in addition to the other registration rights provided in Section 2 and this Section 3. In no event shall the Company be obligated to effect any shelf registration other than pursuant to a Short-Form Registration, subject to the immediately following sentence. If any Demand Registration is proposed by the demanding Holder to be a Short-Form Registration and an underwritten offering, and if the managing underwriter(s) shall advise the Company and the Holders that, in its (or their) good-faith opinion, it is of material importance to the success of such proposed offering to file a registration statement on Form S-1 (or any successor or similar registration statement) or to include in such registration statement information not required to be included in a Short-Form Registration, then the Company shall file a registration statement on Form S-1 or supplement the Short-Form Registration as reasonably requested by such managing underwriter(s).

(ii) Upon filing any Short-Form Registration, the Company shall use its reasonable best efforts to keep such Short-Form Registration effective with the SEC at all times and to re-file such Short-Form Registration upon its expiration, and to cooperate in any shelf take-down, whether or not underwritten, by amending or supplementing the Prospectus related to such Short-Form Registration as may be reasonably requested by the CD&R Investors and their Affiliates that are Holders or as otherwise required, until such time as all Registrable Securities that could be sold in such Short-Form Registration have been sold or are no longer outstanding. To the extent that the Company becomes ineligible to use Form S-3, the Company shall file a “shelf” registration statement on Form S-1 not later than 45 calendar days after the date of such ineligibility and use its reasonable best efforts to have such registration statement declared effective as promptly as practicable.

(iii) To the extent the Company is a well-known seasoned issuer (as defined in Rule 405) (a “WKSI”) at the time any Demand Notice for a Short-Form Registration is submitted to the Company and such Demand Notice requests that the Company file a Shelf Registration Statement, the Company shall file an automatic shelf registration statement (as defined in Rule 405) on Form S-3 (an “Automatic Shelf Registration Statement”) in accordance with the requirements of the Securities Act, which covers the number or class of Registrable Securities which are requested to be registered. If registering a number of Registrable Securities, the Company shall pay the registration fee for all Registrable Securities to be registered pursuant to an Automatic Shelf Registration Statement at the time of filing of the Automatic Shelf Registration Statement and shall not elect to pay any portion of the registration fee on a deferred basis. The Company shall use its reasonable best efforts to remain a WKSI (and not to become an ineligible issuer (as defined in Rule 405)) during the period during which any Automatic Shelf Registration Statement is effective. If at any time following the filing of an Automatic Shelf Registration Statement when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, the Company shall use its reasonable best efforts to (A) post-effectively amend the Automatic Shelf Registration Statement to a Shelf Registration Statement on Form S-3 or file a new Shelf Registration Statement on Form S-3 or, if such form is not available, Form S-1, (B) have such Shelf Registration Statement declared effective by the SEC and (C) keep such Registration Statement effective during the period during which such Short-Form Registration is required to be kept effective in accordance with Section 3(f)(ii). To the extent that the Company is eligible to file an Automatic Shelf Registration Statement, and any of the CD&R Investors or their Affiliates that are Holders notifies the Company that it wishes to engage in a Block Sale off of such an Automatic Shelf Registration Statement, and the Company does not have an Automatic Shelf Registration Statement related to the Registrable Securities, the Company shall use its commercially reasonable efforts to file an Automatic Shelf Registration Statement within three calendar days of such notification by such Holder.

(g) Shelf Take-Downs. At any time that a Shelf Registration Statement covering Registrable Securities is effective, if any of the CD&R Investors or their Affiliates that are Holders delivers a notice to the Company (a “Take-Down Notice”) stating that it intends to effect an underwritten offering of all or part of its Registrable Securities included by it on the shelf registration statement (a “Shelf Underwritten Offering”), then the Company shall amend or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering (taking into account the inclusion of Registrable Securities by any other Holders pursuant to Section 3(g)(i)). The CD&R Investors and their Affiliates that are Holders shall be entitled to request an unlimited number of shelf take-downs to effect a Shelf Underwritten Offering, if available to the Company, with respect to the Registrable Securities held by such Holders in addition to the other registration rights provided in Section 2 and this Section 3. In connection with any Shelf Underwritten Offering:

(i) the Company shall also deliver the Take-Down Notice to all other Holders with securities included on such Shelf Registration Statement and permit each such Holder to include its Registrable Securities included on the Shelf Registration Statement in the Shelf Underwritten Offering if such Holder notifies the requesting Holder and the Company within two calendar days after distribution or dissemination (including via e-mail, if available) of the Take-Down Notice to such Holder; and

(ii) in the event that the underwriter advises such requesting Holder and the Company in its good-faith opinion that the total number or dollar amount of Registrable Securities proposed to be sold in such offering is such as to adversely affect the success of such offering (including, without limitation, adversely affect the per-share offering price), then the underwriter may limit the number of shares which would otherwise be included in such take-down offering in the same manner as described in Section 3(b) with respect to a limitation of shares to be included in a registration.

(h) No Notice in Block Sales. Notwithstanding any other provision of this Agreement, if any of the CD&R Investors or their Affiliates that are Holders wishes to engage in a Block Sale (including a Block Sale off of a Shelf Registration Statement or an effective Automatic Shelf Registration Statement, or in connection with the registration of such Holder’s Registrable Securities under an Automatic Shelf Registration Statement for purposes of effectuating a Block Sale), then notwithstanding the foregoing or any other provisions hereunder (including without limitation Section 2), no Holder shall be entitled to receive any notice of or have its Registrable Securities included in such Block Sale.

(i) Registration Statement Form. If any registration requested pursuant to this Section 3 which is proposed by the Company to be effected by the filing of a Registration Statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten offering, and if the managing underwriter(s) shall advise the Company that, in its (or their) good-faith opinion, the use of another form of Registration Statement is of material importance to the success of such proposed offering or is otherwise required by applicable law, then such registration shall be effected on such other form.

(j) Selection of Underwriters. If any of the CD&R Investors or their Affiliates that are Holders intends that the Registrable Securities requested to be covered by a Demand Registration or Take-Down Notice, as applicable, requested by such demanding Holder shall be distributed by means of an underwritten offering, such Holder shall so advise the Company as a part of the Demand Notice or Take-Down Notice, as applicable, and the Company shall include such information in the notice sent by the Company to the other Holders with respect to such Demand Registration or Shelf Underwritten Offering, as applicable. In such event, the lead underwriter to administer the offering shall be chosen by the demanding Holder, subject to the prior written consent, not to be unreasonably withheld or delayed, of the Company. If the offering is underwritten, the right of any Holder to registration pursuant to this Section 3 will be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise agreed by the demanding Holder) and each such Holder will (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting (including, without limitation, pursuant to the terms of any underwriter option or “green shoe” option requested by the managing underwriter(s)), provided that (x) no Holder shall be required to sell more than the number of Registrable Securities that such Holder has requested the Company to include in any registration, (y) if any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter(s) and, in connection with an underwritten registration pursuant to this Section 3, the demanding Holder and (z) no such Person (other than the Company) shall be required to make any representations or warranties other than those related to title and ownership of, and power and authority to transfer, shares and as to the accuracy and completeness of statements made in a Registration Statement, Prospectus or other document in reliance upon, and in conformity with, written information prepared and furnished to the Company or the managing underwriter(s) by such Person pertaining exclusively to such Holder; provided, further, that no Holder shall be required to agree to any indemnification obligations on the part of such Holder that are greater than its obligations pursuant to Section 5.

4. Registration Procedures. If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2 and Section 3, the Company shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and, pursuant thereto, the Company shall cooperate in the sale of such Registrable Securities and shall, as expeditiously as possible:

(a) prepare and file, in each case as promptly as practicable, with the SEC a Registration Statement or Registration Statements on such form as shall be available for the sale of the Registrable Securities by the Holders thereof or by the Company in accordance with the intended method or methods of distribution thereof, make all required filings with FINRA, and, if such Registration Statement is not automatically effective upon filing, use its reasonable best efforts to cause such Registration Statement to be declared effective as soon as practicable and to remain effective as provided herein; provided that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including free writing prospectuses under Rule 433 (each a “Free Writing Prospectus”)) and, to the extent reasonably practicable, documents that would be incorporated by reference or deemed to be incorporated by reference in a Registration Statement filed pursuant to a Demand Notice (other than a Shelf Registration Statement), the Company shall (i) furnish or otherwise make available to the holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriter(s), if any, copies of all such documents proposed to be filed (including exhibits thereto), which documents will be subject to the reasonable review and comment of such counsel, and such other documents reasonably requested by such counsel, including any comment letter from the SEC and (ii) if requested by such counsel, provide such counsel (A) reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein and (B) such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Company’s books and records, officers, accountants and other advisors. The Company shall not file any such Registration Statement or Prospectus, or any amendments or supplements thereto (including such documents that, upon filing, would be incorporated or deemed incorporated by reference therein and including Free Writing Prospectuses), with respect to a Demand Registration to which the demanding Holder, the holders of a majority of the Registrable Securities covered by such Registration Statement (or their counsel) or the managing underwriter(s), if any, shall reasonably object, in writing, on a timely basis, unless, in the opinion of the Company, such filing is necessary to comply with applicable law;

(b) (i) prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith and such Free Writing Prospectuses and Exchange Act reports as may be necessary to keep such Registration Statement continuously effective during the period provided herein, (ii) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement and (iii) cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented, to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act, in each case, until such time as all of such securities have been disposed of in accordance with the intended method or methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

(c) notify each selling Holder, its counsel and the managing underwriter(s), if any, (i) when a Prospectus or any Prospectus supplement or post-effective amendment or any Free Writing Prospectus has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) if at any time the Company has reason to believe that the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 4(n) cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of such Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) of the happening of any event that makes any statement made in such Registration Statement, related Prospectus, Free Writing Prospectus, amendment or supplement thereto, or any document incorporated or deemed to be incorporated therein by reference, as then in effect, untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (which notice shall notify the selling Holders only of the occurrence of such an event and shall provide no additional information regarding such event to the extent such information would constitute material, non-public information);

(d) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest date reasonably practical;

(e) if requested by the managing underwriter(s), if any, a Holder making a Demand Notice or Take-Down Notice with respect to such offering or the holders of a majority of the then issued and outstanding Registrable Securities being sold in connection with an underwritten offering, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriter(s), if any, or such Holder or Holders, as the case may be, may reasonably request in order to facilitate the disposition of the Registrable Securities in accordance with the intended method or methods of distribution of such securities set forth in the Registration Statement and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request (provided that the Company shall not be required to take any actions under this Section 4(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law);

(f) deliver to each selling Holder, its counsel, and the underwriter(s), if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto (including any Free Writing Prospectus) as such Persons may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities in accordance with the intended method or methods of disposition thereof (the Company, subject to the last paragraph of this Section 4, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and the underwriter(s), if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto);

(g) prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such Holders to consummate the disposition of such Registrable Securities in such jurisdiction in accordance with the intended method or methods of disposition thereof; provided that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(g), (y) subject itself to taxation in any jurisdiction wherein it is not so subject or (z) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject (other than service of process in connection with such registration or qualification or any sale of Registrable Securities in connection therewith);

(h) cooperate with the selling Holders and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends, unless required by applicable law) or book-entry positions representing Registrable Securities to be sold after receiving written representations from such selling Holders that the Registrable Securities represented by the certificates or book-entry positions so delivered by such Holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter(s), if any, or the selling Holders may request;

(i) use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary in light of the business or operations of the Company to enable the seller or sellers thereof or the managing underwriter(s), if any, to consummate the disposition of such Registrable Securities, in accordance with the intended method or methods thereof, except as may be required solely as a consequence of the nature of such selling Holder’s business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Registrable Securities in accordance with the intended method or methods thereof;

(j) upon the occurrence of any event contemplated by Section 4(c)(vi) above, promptly prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(k) prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities;

(l) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities from and after the effective date of such Registration Statement (and in connection therewith, if required by the Company’s transfer agent, the Company will promptly after the effective date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with such transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any legend upon sale by the Holder or the underwriter(s) of an underwritten offering of Registrable Securities, if any, of such Registrable Securities under the Registration Statement);

(m) use its reasonable best efforts to cause all shares of Registrable Securities covered by such Registration Statement to be listed on a national securities exchange if shares of the particular class of Registrable Securities are at that time listed on such exchange prior to the effectiveness of such Registration Statement;

(n) enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by a Holder submitting a Demand Notice or Take-Down Notice with respect to such offering, or the holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriter(s), if any) to expedite or facilitate the disposition of such Registrable Securities, and including, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) making such representations and warranties to the Holders and the underwriter(s), if any, with respect to the business of the Company and its material Subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirming the same if and when requested, (ii) using its reasonable best efforts to furnish to the selling Holders opinions of outside counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter(s), if any, and counsels to the selling Holders), addressed to each selling Holder and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters, (iii) using its reasonable best efforts to obtain “cold comfort” letters and updates thereof from an independent registered public accounting firm with respect to the Company (and, if necessary, any other independent certified public accountants of any material Subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) who has certified the financial statements included in such Registration Statement, addressed to each selling Holder (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, with such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings, (iv) if an underwriting agreement is entered into, causing such underwriting agreement to contain indemnification provisions and procedures that are customary for underwriting agreements in connection with underwritten offerings except as otherwise agreed by the parties thereto and (v) delivering such documents and certificates as may be reasonably requested by a Holder submitting a Demand Notice or Take-Down Notice with respect to such offering, the holders of a majority of the Registrable Securities being sold pursuant to such Registration Statement, its or their counsel, as the case may be, or the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to Section 4(n)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company (it being understood that the above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder);

(o) upon reasonable notice, make available for inspection by a representative of the selling Holders, the underwriter(s) participating in any such disposition of Registrable Securities, if any, and any attorneys or accountants retained by such selling Holders or underwriter at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries, and cause the officers, directors, employees and associates of the Company and its Subsidiaries to supply all information in each case reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement (provided that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Persons unless (x) disclosure of such information is required by court or administrative order, (y) disclosure of such information, in the opinion of counsel to such Person, is required by applicable law or applicable legal process, or (z) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person; provided, further, that in the case of a proposed disclosure pursuant to clause (x) or (y) above, such Person shall be required to give the Company written notice of the proposed disclosure prior to such disclosure and, if requested by the Company, assist the Company in seeking to prevent or limit the proposed disclosure) (it being agreed, without limiting the foregoing, that no such information shall be used by such Person as the basis for any market transactions in securities of the Company or its Subsidiaries in violation of applicable law);

(p) cause its officers to use their reasonable best efforts to support the marketing of the Registrable Securities covered by the Registration Statement (including, without limitation, participation in such number of “road shows” and other customary marketing activities, including “one-on-one” meetings with prospective purchasers of the Registrable Securities, in each case as the underwriter(s) reasonably request);

(q) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the FINRA;

(r) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act; and

(s) cooperate with the Holders of Registrable Securities subject to the Registration Statement and with the underwriter(s) or agent participating in the distribution, if any, to facilitate any Charitable Gifting Event and to prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to permit any such recipient Charitable Organization to sell in the underwritten offering if it so elects.

The Company may require each holder of Registrable Securities as to which any registration is being effected to furnish to the Company in writing such information required in connection with such registration regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request and the Company may exclude from such registration the Registrable Securities of any Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

The Company agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the Prospectus or any Free Writing Prospectus used in connection therewith, that refers to any Holder covered thereby by name, or otherwise identifies such Holder as the holder of any securities of the Company, without the consent of such Holder, such consent not to be unreasonably withheld or delayed, unless and to the extent such disclosure is required by applicable law, in which case the Company shall provide written notice to such Holder no less than five Business Days prior to the filing of such amendment to any Registration Statement or amendment of or supplement to the Prospectus or any Free Writing Prospectus.

If the Company files any Shelf Registration Statement for the benefit of the holders of any of its securities other than the Holders, the Company agrees that it shall use its reasonable best efforts to include in such registration statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such Shelf Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment.

Each Holder agrees that if such Holder has Registrable Securities covered by such Registration Statement that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(ii), 4(c)(iii), 4(c)(iv), 4(c)(v) and 4(c)(vi), such Holder will promptly discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(j), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided that the time periods under Section 3 with respect to the length of time that the effectiveness of a Registration Statement must be maintained shall automatically be extended by the amount of time the Holder is required to discontinue disposition of such securities.

Notwithstanding any provision hereof to the contrary, to the extent that any pro rata or other allocation or reduction of Registrable Securities is required pursuant to Sections 2(b), 3(b), 3(g)(ii) or any other section herein, (i) all Equity Securities transferred by a Holder to a Charitable Organization in connection with an underwritten offering for which such pro rata or other allocation is required shall be included in the number of Registrable Securities deemed to be held by each Holder (or deemed to be included in such Holder’s request for inclusion of Registrable Securities) for purposes of calculating such Holder’s pro rata allocation or reduction in such underwritten offering and (ii) the number of Registrable Securities that a Holder is otherwise entitled to include in such underwritten offering shall be reduced by the number of Equity Securities transferred by such Holder to a Charitable Organization in connection with such underwritten offering.

5. Indemnification.

(a) Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by applicable law, each Holder whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each of them, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) each such Holder and the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each such controlling person, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter (each such person being referred to herein as a “Covered Person”), from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such Person in connection with any investigation or proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Prospectus, offering circular, or other document (including any related Registration Statement, notification, or the like or Free Writing Prospectus or any amendment thereof or supplement thereto or any document incorporated by reference therein) incident to any such registration, qualification, or compliance, or based on any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder applicable to the Company and relating to any action or inaction in connection with the related offering of Registrable Securities, and will reimburse each such Covered Person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such Loss; provided that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based on any untrue statement or omission by such Covered Person relating to such Covered Person or its Affiliates (other than the Company or any of its Subsidiaries), but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus, offering circular, Free Writing Prospectus or any amendment thereof or supplement thereto, or any document incorporated by reference therein, or other document in reliance upon and in conformity with written information furnished to the Company by such Covered Person with respect to such Covered Person for use therein. It is agreed that the indemnity agreement contained in this Section 5(a) shall not apply to amounts paid in settlement of any such Loss or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed).

(b) Indemnification by Holder of Registrable Securities. As a condition to including any Registrable Securities in any Registration Statement filed in accordance with Section 4, the Company shall have received an undertaking reasonably satisfactory to it from the participating Holder of such Registrable Securities to indemnify, to the fullest extent permitted by applicable law, severally and not jointly with any other holders of Registrable Securities whose Registrable Securities are included in any such Registration Statement, the Company, its directors and officers and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Company and any other Person selling securities in such Registration Statement, from and against all Losses arising out of or based on any untrue or alleged untrue statement of a material fact contained in any such Registration Statement, Prospectus, Free Writing Prospectus, offering circular, or other document, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors and officers, and controlling persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such Loss, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, Prospectus, Free Writing Prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder with respect to such Holder for inclusion in such Registration Statement, Prospectus, offering circular or other document; provided that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such Losses (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld or delayed); provided, further, that the liability of such Holder shall be individual, not joint and several, for each Holder and shall be limited to the net proceeds received by such selling Holder from the sale of Registrable Securities covered by such Registration Statement (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such Loss or any substantially similar Loss arising from the sale of such Registrable Securities).

(c) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall give prompt notice to the Party from which such indemnity is sought (the “Indemnifying Party”) of any claim or of the commencement of any proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability under this Section 5. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or proceeding, to, unless in the Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, assume, at the Indemnifying Party’s expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided that an Indemnified Party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party agrees to pay such fees and expenses or (ii) the Indemnifying Party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party, in which case the Indemnified Party shall have the right to employ counsel and to assume the defense of such claim or proceeding at the Indemnifying Party’s expense; provided, further, that the Indemnifying Party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the Indemnified Parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld or delayed). Without the prior written consent of the Indemnified Party, the Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that (x) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder or (y) involves the imposition of equitable remedies or the imposition of any obligations on the Indemnified Party or adversely affects such Indemnified Party other than as a result of financial obligations for which such Indemnified Party would be entitled to indemnification hereunder.

(d) Contribution. If the indemnification provided for in this Section 5 is unavailable to an Indemnified Party in respect of any Losses (other than in accordance with its terms), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

The Parties agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), the amount any Holder will be obligated to contribute pursuant to this Section 5(d) will be limited to an amount equal to the net proceeds to such Holder from the Registrable Securities sold pursuant to the Registration Statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such Loss or any substantially similar Loss arising from the sale of such Registrable Securities). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. No selling Holder shall be liable for contribution under this Section 5(d), except under such circumstances as such selling Holder would have been liable for indemnification under this Section 5 if such indemnification were enforceable under applicable law.

Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten offering are more favorable to the Holders than the foregoing provisions, the provisions in the underwriting agreement shall control.

(e) Deemed Underwriter. To the extent that any of the Holders is, or would be expected to be, deemed to be an underwriter of Registrable Securities pursuant to any SEC comments or policies or any court of law or otherwise, the Company agrees that (i) the indemnification and contribution provisions contained in this Section 5 shall be applicable to the benefit of such Holder in its role as deemed underwriter in addition to its capacity as a Holder (so long as the amount for which any other Holder is or becomes responsible does not exceed the amount for which such Holder would be responsible if the Holder were not deemed to be an underwriter of Registrable Securities) and (ii) such Holder and its representatives shall be entitled to conduct the due diligence which would normally be conducted in connection with an offering of securities registered under the Securities Act, including receipt of customary opinions and comfort letters.

(f) Other Indemnification. Indemnification similar to that specified in the preceding provisions of this Section 5 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

(g) Non-Exclusivity. The obligations of the Parties under this Section 5 shall be in addition to any liability that any Party may otherwise have to any other Party.

(h) Primacy of Indemnification. The Company hereby acknowledges that the CD&R Investors and their Affiliates that are Holders have certain rights to indemnification, advancement of expenses and/or insurance provided by certain of their Affiliates (collectively, the “Indemnitors”). The Company hereby agrees that (i) it is the indemnitor of first resort (i.e., its obligations to the CD&R Investors and their Affiliates that are Holders are primary and any obligation of the Indemnitors to advance expenses or to provide indemnification for the same Losses incurred by the CD&R Investors and their Affiliates that are Holders are secondary to any such obligation of the Company), (ii) that it shall be liable for the full amount of all Losses to the extent legally permitted and as required by the terms of this Agreement and the articles and other organizational documents of the Company (or any other agreement between the Company and the CD&R Investors or their Affiliates that are Holders), without regard to any rights the CD&R Investors and their Affiliates that are Holders may have against the Indemnitors, and (iii) it irrevocably waives, relinquishes and releases the Indemnitors from any and all claims (x) against the Indemnitors for contribution, indemnification, subrogation or any other recovery of any kind in respect thereof and (y) that the CD&R Investors and their Affiliates that are Holders must seek indemnification from any Indemnitor before the Company must perform its indemnification obligations under this Agreement. No advancement or payment by the Indemnitors on behalf of the CD&R Investors or their Affiliates that are Holders with respect to any claim for which the CD&R Investors or their Affiliates that are Holders has sought indemnification from the Company hereunder shall affect the foregoing. The Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery which the CD&R Investors and their Affiliates that are Holders would have had against the Company if the Indemnitors had not advanced or paid any amount to or on behalf of the CD&R Investors and their Affiliates that are Holders. The Company and the CD&R Investors and their Affiliates that are Holders agree that the Indemnitors are express third-party beneficiaries of this Section 5.

6. Registration Expenses. All reasonable fees and expenses incurred in the performance of or compliance with this Agreement by the Company including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the SEC, all applicable securities exchanges and/or FINRA and (B) with respect to compliance with securities or blue sky laws, including, without limitation, any fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities pursuant to Section 4(g)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriter(s), if any, or by a Holder submitting a Demand Notice or Take-Down Notice with respect to such offering or the holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) expenses of the Company incurred in connection with any road show, (vi) fees and disbursements of all independent registered public accounting firms referred to in Section 4(n) (including, without limitation, the expenses of any “cold comfort” letters required by this Agreement) and any other Persons, including special experts retained by the Company, (vii) fees and disbursements of separate counsel for the CD&R Investors and their Affiliates that are Holders if any of them is participating in the offering (which counsel shall be selected by such participating Holders) and one counsel for the other Holders whose Registrable Securities are included in a Registration Statement (which counsel shall be selected by the holders of a majority of the Registrable Securities included in such Registration Statement), (viii) all reasonable fees and disbursements of underwriters (other than those described in the next paragraph) customarily paid by issuers or sellers of securities and (ix) all other costs, fees and expenses incident to the Company’s performance or compliance with this Agreement, shall be borne by the Company whether or not any Registration Statement is filed or becomes effective. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers, employees and associates performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

The Company shall not be required to pay (i) fees and disbursements of any counsel retained by any Holder or by any underwriter (except as set forth above in this Section 6), (ii) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities (other than with respect to Registrable Securities sold by the Company), or (iii) any other expenses of the Holders not specifically required to be paid by the Company pursuant to the first paragraph of this Section 6.

7. Rule 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, it will, upon the request of any of the CD&R Investors or their Affiliates that are Holders, make publicly available such information so long as necessary to permit sales of Registrable Securities pursuant to Rule 144), and it will take such further action as any Holder (or, if the Company is not required to file reports as provided above, any of the CD&R Investors or their Affiliates that are Holders) may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specific requirements with which it did not so comply.

8. Certain Additional Agreements. If any Registration Statement or comparable statement under state blue sky laws refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (a) the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company required by the Securities Act or any similar federal statute or any state blue sky or securities law then in force, the deletion of the reference to such Holder.

9. Miscellaneous.

(a) Termination. The provisions of this Agreement (other than Sections 5 and 6) shall terminate upon the earliest to occur of (i) its termination by the written agreement of all Parties or their respective successors in interest, (ii) with respect to a Holder, the date on which all Equity Securities held by such Holder have ceased to be Registrable Securities, (iii) with respect to the Company, the date on which all Equity Securities have ceased to be Registrable Securities and (iv) the dissolution, liquidation or winding up of the Company. Nothing herein shall relieve any Party from any liability for the breach of any of the agreements set forth in this Agreement.

(b) Holdback Agreement. In consideration for the Company agreeing to its obligations under this Agreement, each Holder agrees in connection with any registration of the Company’s securities (whether or not such Holder is participating in such registration) upon the request of the Company and the underwriter(s) managing any underwritten offering of the Company’s securities, not to effect (other than pursuant to such registration) any public sale or distribution of Registrable Securities, including, but not limited to, any sale pursuant to Rule 144, or make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, or enter into any swap or other arrangement that transfers to another Person any of the economic consequences of ownership of, any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company without the prior written consent of the Company or such underwriters, as the case may be, during the Holdback Period.

If any registration pursuant to Section 3 shall be in connection with any underwritten offering, the Company will not effect any public sale or distribution of any Equity Securities (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms promulgated for similar purposes or (ii) filed in connection with any employee benefit or dividend reinvestment plan) for its own account, during the Holdback Period. Notwithstanding anything to the contrary set forth in this Section 10(b), in connection with an underwritten offering that is a Block Sale, (A) no Holder shall be subject to a lock-up agreement, other than, if requested by the managing underwriter for such offering, a Holder that is participating in such Block Sale and (B) such Holdback Period shall not exceed sixty calendar days in connection with any Block Sale.

(c) Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if any such amendment, action or omission to act, has received the written consent of the Company and each of the CD&R Investors and their Affiliates that are Holders, or if no such Holders remain, the holders of a majority of the Registrable Securities; provided that this Agreement may not be amended in a manner that would, by its terms, adversely affect the rights or obligations of the CD&R Investors or their Affiliates that are Holders without the consent of such Holders. The failure of any Party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Party thereafter to enforce each and every provision of this Agreement in accordance with its terms. Any Holder may waive (in writing) the benefit of any provision of this Agreement with respect to itself for any purpose. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the Holder granting such waiver in any other respect or at any other time.

(d) Successors, Assigns and Transferees. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties and their respective successors and assigns who agree in writing to be bound by the provisions of this Agreement. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement that are for the benefit of Holders shall also be for the benefit of and enforceable by any subsequent Holder, subject to the provisions contained herein.

(e) Notices. All notices, requests and other communications to any Party shall be in writing (including e-mail transmission) and shall be given as follows, or to such other address or e-mail as such Party may hereafter specify for the purpose by notice to the other Parties:

if to the Company, to:

Core & Main, Inc.

1830 Craig Park Court

St. Louis, Missouri 63146

Attention: General Counsel and Secretary

Email: Mark.Whittenburg@coreandmain.com

with a copy (which shall not constitute notice) to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Peter J. Loughran, Esq. and Paul M. Rodel, Esq.

Email: pjloughran@debevoise.com; pmrodel@debevoise.com

if to the CD&R Investors, to:

Clayton, Dubilier & Rice, LLC

375 Park Avenue

18th Floor

New York, New York 10152

Attention: Chief Financial Officer

Email: Finance@cdr-inc.com

with a copy (which shall not constitute notice) to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Peter J. Loughran, Esq. and Paul M. Rodel, Esq.

Email: pjloughran@debevoise.com; pmrodel@debevoise.com

If to any other Holder, to the e-mail or address of such other Holder as shown in the stock record book of the Company.

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:30 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

(f) Further Assurances. At any time or from time to time after the date hereof, the Parties agree to cooperate with each other, and at the request of any other Party, to execute and deliver any further instruments or documents and to take all such further action as the other Party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the Parties hereunder.

(g) Certain Agreements. The Company shall not hereafter enter into any agreement with respect to its securities (i) that grants rights to any person that are pari passu with or (ii) that is inconsistent with or violates the rights granted to the Holders in this Agreement.

(h) Entire Agreement; No Third-Party Beneficiaries. This Agreement (i) except as may be provided in a Joinder Agreement, constitutes the entire agreement among the Parties with respect to the subject matter of this Agreement and supersedes any prior discussions, correspondence, negotiation, proposed term sheet, agreement, understanding or agreement and there are no agreements, understandings, representations or warranties between the Parties other than those set forth or referred to in this Agreement and (ii) except as provided in Section 5 with respect to an Indemnified Party, is not intended to confer in or on behalf of any Person not a party to this Agreement (and their successors and assigns) any rights, benefits, causes of action or remedies with respect to the subject matter or any provision hereof.

(i) Governing Law; Jurisdiction and Forum; Waiver of Jury Trial.

(i) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed and to be performed wholly within such State and without reference to the choice-of-law principles that would result in the application of the laws of a different jurisdiction.

(ii) Each Party irrevocably submits to the jurisdiction of the United States District Court for the Southern District of New York or any court of the State of New York located in such district any suit, action or other proceeding arising out of or relating to this Agreement, and hereby irrevocably agrees that all claims in respect of such suit, action or proceeding may be heard and determined in such court. Each Party hereby irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such suit, action or other proceeding. The Parties further agree, to the extent permitted by applicable law, that final and unappealable judgment against any of them in any suit, action or other proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment.

(iii) EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(k) Enforcement. Each Party acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching Party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

(l) Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and will not affect the meaning or interpretation of this Agreement.

(m) No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the Company and each Holder (other than the CD&R Investors) covenant, agree and acknowledge that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, shareholder, general or limited partner or member of the CD&R Investors or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future director, officer, employee, shareholder, general or limited partner or member of the CD&R Investors or of any Affiliate or assignee thereof, as such for any obligation of the CD&R Investors under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(n) Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts (including via facsimile and electronic transmission), each of which shall be an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart of this Agreement by one Party to the others may be made by facsimile, electronic mail, other electronic format (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be duly executed on its behalf as of the date first written above.

CORE & MAIN, INC.

By:
Name:
Title:

[Signature Page – Registration Rights Agreement]

CD&R WATERWORKS HOLDINGS, L.P.

By:	CD&R Waterworks Holdings GP, Ltd.,
its general partner

By:
Name:
Title:

CD&R FUND X ADVISOR WATERWORKS B, L.P.

By:	CD&R Waterworks Holdings GP, Ltd.,
its general partner

By:
Name:
Title:

CD&R FUND X WATERWORKS B1, L.P.

By:	CD&R Waterworks Holdings GP, Ltd.,
its general partner

By:
Name:
Title:

CD&R FUND X-A WATERWORKS B, L.P.

By:	CD&R Waterworks Holdings GP, Ltd.,
its general partner

By:
Name:
Title:

[Signature Page – Registration Rights Agreement]

Exhibit A

JOINDER AGREEMENT

Reference is made to the Registration Rights Agreement, dated as of [•], 2021 (as amended from time to time, the “Registration Rights Agreement”), by and among Core & Main, Inc. (the “Company”) and certain stockholders of the Company party thereto. The undersigned agrees, by execution hereof, to become a party to, and to be subject to the rights and obligations under, the Registration Rights Agreement.

[NAME]

By:
Name:
Title:

Date:

Address:

Acknowledged by:

CORE & MAIN, INC.

By:
Name:
Title:

Date:

A-1